UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2022

TATTOOED CHEF, INC.

    (Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Joinder and First Amendment to Amended and Restated Loan and Security Agreement.

On August 5, 2022, Tattooed Chef, Inc.’s (the “Company”, “we” and “our”) operating subsidiaries entered into a Joinder and First Amendment to Amended and Restated Loan and Security Agreement (the “First Amendment”) with UMB Bank, N.A. (the “Bank”) whereby the Company expanded its secured revolving credit facility (the “Credit Facility”) with the Bank to $40 million from $25 million, and extended the Credit Facility so that it now has a three-year term set to mature in September 2025. The prior facility was scheduled to mature in September 2023. Beginning with the quarter ending September 30, 2022, the Company must meet new minimum EBITDA tests, with the requirement that the Company achieve positive EBITDA by the two trailing quarters ending December 31, 2023. In addition, commencing with the quarter ending December 31, 2024, the Company must achieve a fixed charge coverage ratio of not less than 1.00 to 1.00 each quarter.

The foregoing description of the First Amendment is qualified by reference to the complete text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The disclosures concerning the First Amendment contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 8.01 Other Events.

On August 8, 2022, the Company issued a press release announcing that it has entered into the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Joinder and First Amendment to Amended and Restated Loan and Security Agreement.
99.1	Press Release dated August 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Salvatore Galletti
Name:	Salvatore Galletti
Title:	Chief Executive Officer

Date: August 9, 2022

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